UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

OPGEN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement no.:
(3)	Filing Party:
(4)	Date Filed:

9717 Key West Ave, Suite 100

Rockville, MD 20850

2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2021

April 26, 2021

Dear Stockholders of OpGen, Inc.:

You are cordially invited to the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of OpGen, Inc. (the “Company”) to be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850, beginning at 10:00 am, local time.

The formal Notice of Annual Meeting of Stockholders and Proxy Statement describing the matters to be acted upon at the Annual Meeting are contained in the following pages. Stockholders also are entitled to vote on any other matters that properly come before the Annual Meeting.

Your vote is important. Enclosed is a proxy that will entitle you to vote your shares on the matters to be considered at the Annual Meeting, even if you are unable to attend in person. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Annual Meeting, or follow the instructions in the accompanying proxy materials to vote via the internet. Regardless of the number of shares you own, please be sure you are represented at the Annual Meeting either by attending in person or by returning your proxy or voting on the internet as soon as possible.

On behalf of OpGen, Inc., I thank you for your ongoing interest and investment in our company.

Sincerely,

William E. Rhodes, III

Chairman of the Board of Directors

9717 Key West Ave, Suite 100

Rockville, MD 20850

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2021

April 26, 2021

Dear Stockholders of OpGen, Inc.:

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of OpGen, Inc., a Delaware corporation (the “Company”) will be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850* on June 9, 2021, beginning at 10:00 am local time, for the purpose of considering and voting upon the following:

1.	Election of Directors. The election of the five directors named in the attached Proxy Statement, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;
2.	Amendment to Certificate of Incorporation. The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of capital stock from 60,000,000 shares to 110,000,000, and the authorized number of shares of common stock from 50,000,000 shares to 100,000,000 shares;
3.	Ratification of Appointment of Independent Accounting Firm. Ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
4.	Say on Pay. An advisory vote to approve the compensation paid to the Company’s named executive officers;

5.	Frequency of Say on Pay Vote. An advisory vote regarding the frequency of submission of future say on pay votes to the stockholders for approval;

6.	Adjournment Proposal. The approval of a proposal to adjourn the annual meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment to Certificate of Incorporation proposal; and
7.	Other Matters. The transaction of such other business as may lawfully come before the Annual Meeting or any adjournment(s) thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting. Pursuant to the Company’s Amended and Restated Bylaws, the Board of Directors has fixed the close of business on April 15, 2021 as the record date for determination of the stockholders entitled to vote at the Annual Meeting and any adjournments thereof. Please complete, sign and submit your proxy, which is solicited by the Board of Directors, as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You can ensure that your shares are voted at the Annual Meeting by voting via the internet or by completing, signing and returning the enclosed proxy. If you do attend the Annual Meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies that are returned properly signed but unmarked will be voted in favor of proposals made by us.

This Notice of Annual Meeting of Stockholders, our Proxy Statement, the proxy card and our 2020 Annual Report to Stockholders are available online at: http://www.pstvote.com/opgen2021.

BY ORDER OF THE BOARD OF DIRECTORS, Timothy C. Dec Corporate Secretary

* As part of our precautions regarding the coronavirus (or “COVID-19”) pandemic, we are planning for the possibility that we may need to change the location of the Annual Meeting, or the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available on our website at https://ir.opgen.com/investors.

2021 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

Table of Contents

Page

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2021	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	2
Q: What is the purpose of the Annual Meeting?	2
Q: Who is entitled to vote at the Annual Meeting?	2
Q: How do I vote?	2
Q: What shares may I vote?	3
Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?	3
Q: What are the recommendations of the Board?	3
Q: What constitutes a quorum at the Annual Meeting?	3
Q: What vote is required to approve each proposal?	4
Q: What is the effect of abstentions and broker non-votes?	4
Q: May I change my vote?	4
Q: Who is paying for this proxy solicitation?	5
Q: Am I entitled to dissenters’ rights?	5
Q: How can I find out the results of the voting at the Annual Meeting?	5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
MANAGEMENT	7
Board of Directors	7
Executive Officers	9
Board and Board Committees	9
Independence of the Board of Directors	9
Board Committees	10
Report of the Audit Committee	11
Nomination of Directors	12
Board Leadership Structure	13
Board Role in Risk Management	13
Delinquent Section 16(a) Reports	13
Code of Ethics	13
Certain Relationships and Related Person Transactions	14
Policies for Approval of Related Person Transactions	14
Communications with the Board of Directors	14
Procedures for Nominating a Director Candidate	14
EXECUTIVE COMPENSATION	15
Summary Compensation Table for 2020 and 2019	15
Employment Agreements with Our Named Executive Officers	16
Outstanding Equity Awards at Fiscal Year-End Table—2020	19
Director Compensation	20
Compensation Risk Assessment	20
Employee Incentive Plans	21
2008 Plan	21
2015 Plan	21
Types of Awards	22
Other Plan Features	22
Amended and Restated Stock Option Plan	23
2020 Stock Options Plan	23

i

PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING	25
PROPOSAL NO. ONE – ELECTION OF DIRECTORS	25
Nominees for Election of Directors	25
Vote Required and Recommendation	25
PROPOSAL NO. TWO – APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED	26
Background of and Rationale for the Proposal	26
Recommendation of the Board of Directors	27
PROPOSAL NO. THREE - RATIFICATION OF INDEPENDENT ACCOUNTING FIRM	28
Independent Registered Public Accounting Firm	28
Audit Fees	28
Policy on Audit Committee Pre-Approval	28
Recommendation of the Board of Directors	28
PROPOSAL NO. FOUR - ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)	29
Advisory Nature of the Vote	29
Recommendation of the Board of Directors	29
PROPOSAL NO. FIVE - ADVISORY VOTE ON THE FREQUENCY OF SAY ON PAY	30
Advisory Nature of the Vote	30
Recommendation of the Board of Directors	30
PROPOSAL NO. SIX - TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. TWO.	31
Background of and Rationale for the Proposal	31
Vote Required	31
Recommendation of the Board of Directors	31
ANNUAL REPORT TO STOCKHOLDERS	32
OTHER MATTERS	32
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	32
STOCKHOLDER PROPOSALS	32

ii

9717 Key West Ave, Suite 100

Rockville, MD 20850

2021 ANNUAL MEETING PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2021

The Notice of Annual Meeting, Proxy Statement, Proxy and 2020 Annual Report to Stockholders are available at: http://www.pstvote.com/opgen2021

We are making these proxy materials available to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of OpGen, Inc. (the “Company”) for the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and for any adjournment or postponement of the Annual Meeting. The mailing of the notice of internet availability of these proxy materials will commence on April 26, 2021.

The 2020 Annual Report includes our financial statements for the fiscal year ended December 31, 2020. You can also find a copy of our 2020 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investor” section of our website at www.opgen.com.

The Annual Meeting will be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850* on June 9, 2021, beginning at 10:00 am, local time. In this Proxy Statement, “we,” “us,” “our,” “OpGen” and the “Company” refer to OpGen, Inc.

This Proxy Statement is being made available to you because you own shares of our common stock, par value $0.01 per share, as of the record date, which entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters.

* As part of our precautions regarding the coronavirus (or “COVID-19”) pandemic, we are planning for the possibility that we may need to change the location of the Annual Meeting, or the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available on our website at https://ir.opgen.com/investors.

1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q: What is the purpose of the Annual Meeting?

A: The purposes of the Annual Meeting are to hold a stockholder vote on the following matters:

1.	Election of Directors. The election of the five directors named in the attached Proxy Statement, to serve until the next annual meeting of stockholders and until their successors are elected and qualified;
2.	Amendment to Certificate of Incorporation. The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), to increase the authorized number of shares of capital stock from 60,000,000 to 110,000,000 and authorized number of shares of common stock from 50,000,000 shares to 100,000,000 shares;
3.	Ratification of Appointment of Independent Accounting Firm. Ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
4.	Say on Pay. An advisory vote to approve the compensation paid to the Company’s named executive officers;

5.	Frequency of Say on Pay Vote. An advisory vote regarding the frequency of submission of future say on pay votes to the stockholders for approval;

6.	Adjournment. The approval of a proposal to adjourn the annual meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment to Certificate of Incorporation proposal; and

7.	Other Matters. The transaction of such other business as may lawfully come before the Annual Meeting or any adjournment(s) thereof.

Other than these proposals, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting.

Q: Who is entitled to vote at the Annual Meeting?

A: Holders of record of our common stock as of the close of business on April 15, 2021, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Holders of record of shares of common stock are entitled to vote on all matters brought before the Annual Meeting.

As of the record date of April 15, 2021, there were 38,266,482 shares of common stock outstanding and entitled to vote on the election of directors and all other matters. Holders of common stock will vote on all matters as a class. Holders are entitled to one vote for each share of common stock outstanding as of the record date.

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the internet.

Q: How do I vote?

A: You may vote in person at the Annual Meeting, vote by proxy through the internet or vote by proxy using the enclosed proxy card. To vote through the internet, go to http://www.pstvote.com/opgen2021 and complete an electronic proxy card. You will be asked for a Control Number, which has been provided with the Notice of Internet Availability.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy to ensure your vote is counted. Voting by proxy will not affect your right to attend the Annual Meeting and vote. If you vote via the internet or properly complete your proxy card and submit it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board and, as to any other matters properly brought before the Annual Meeting, in the sole discretion of the proxy.

2

Q:  What shares may I vote?

A: You may vote all shares of common stock of the Company that you owned as of the close of business on the record date. These shares include:

1.	those held directly in your name as the stockholder of record; and
2.	those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the record date.

Each share of common stock is entitled to one vote.

Q:  What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record: If your shares are registered directly in your name with OpGen’s transfer agent, Philadelphia Stock Transfer, Inc., or the Transfer Agent, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to OpGen or to vote your shares in person at the Annual Meeting.

Beneficial Owner: If you hold shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the stockholder of record giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting.

Q: What are the recommendations of the Board?

A.  The Board recommends that you vote:

1.	“FOR” the election of all five nominees for director named in this Proxy Statement;
2.	“FOR” the proposed amendment to the Company’s Certificate of Association;
3.	“FOR” the ratification of the appointment of CohnReznick as our independent registered public accounting firm for the 2021 fiscal year;
4.	“FOR” the approval, by advisory vote, of executive compensation of our named executive officers;
5.	“FOR” the adjournment proposal; and
6.	For “EVERY TWO YEARS” as the frequency of the stockholders’ future advisory votes on the compensation paid to the Company’s named executive officers.

The Board knows of no matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxy will be authorized to vote or otherwise act in his discretion on those matters.

Q: What constitutes a quorum at the Annual Meeting?

A: The presence in person or by proxy of the holders of thirty four percent (34%) of the outstanding common stock is necessary to constitute a quorum at the Annual Meeting. As of the record date of April 15, 2021, there were 38,266,482 shares of our common stock outstanding, representing the same number of votes. Accordingly, the presence of the holders of at least 13,010,604 shares of our common stock will be required to establish a quorum. Both abstentions and broker non-votes, if any, are counted as present for determining the presence of a quorum.

3

Q: What vote is required to approve each proposal?

A: Each proposal has its own vote requirement as follows:

Proposal 1: Election of Directors. The nominees for election as directors at the Annual Meeting will be elected by the vote of a plurality of the shares of our common stock entitled to vote on the election, represented in person or by proxy at the Annual Meeting. This means the director nominees receiving the highest number of affirmative votes will be elected as directors. Votes withheld from a director nominee will have no effect on the election of the director from whom votes are withheld.

Proposal 2: Approval of Proposed Amendment to the Certificate of Incorporation. The approval of the amendment to our Certificate of Incorporation requires the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of common stock of the Company present in person or represented by proxy and entitled to vote on the proposal.

Proposal 3: Ratification of CohnReznick’s Appointment. The ratification of the appointment of CohnReznick as our independent registered public accounting firm for the 2021 fiscal year requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If the selection of CohnReznick as our independent registered public accounting firm is not ratified, the Audit Committee of the Board may reconsider its selection.

Proposal 4: Approval, by Advisory Vote, of Executive Compensation. With regard to the stockholder advisory vote to approve the executive compensation for our named executive officers for 2020, the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Proposal 5: Selection, by Advisory Vote, of the Frequency of Future Say on Pay Votes. With regard to the frequency of future advisory votes on the compensation paid to the Company’s named executive officers, you may vote for “One Year”, “Two Years”, “Three Years” or “Abstain” with respect to the proposal. The frequency choice receiving the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on such matter at the Annual Meeting will be deemed the choice of the stockholders. If no one frequency selection alternative receives such majority vote, the alternative receiving the most votes will be deemed the choice of the stockholders.

Proposal 6: Adjournment. The approval of the adjournment requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Q: What is the effect of abstentions and broker non-votes?

A: An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter or attends the Annual Meeting and elects not to vote or fails to cast a ballot. Abstentions are treated as shares present in person or by proxy and entitled to vote, so abstaining has the same effect as a negative vote for purposes of determining whether our stockholders approved the proposal to amend our Certificate or whether our stockholders ratified the appointment of CohnReznick as our independent registered public accounting firm for the 2021 fiscal year or approved the advisory vote on executive compensation of our named executive officers for 2020. However, because the election of directors is determined by a plurality of the votes cast, abstentions will not be counted in determining the outcome of such proposal.

A “broker non-vote” occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is non-routine. Brokers do not have discretionary authority to vote on the election of directors or on the approval of the amendment to our Certificate. Accordingly, brokers who do not receive instructions from the beneficial owner will be entitled to vote only on the ratification of CohnReznick’s appointment as our independent registered public accounting firm for the 2021 fiscal year and on the advisory vote to approve executive compensation of our named executive officers.

Q: May I change my vote?

A.  Yes. You may change your proxy instructions or revoke your proxy at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by: (a) delivering a written notice of revocation to the Secretary of the Company or the Secretary’s designated agent bearing a later date than the proxy being revoked, (b) signing and delivering a later dated written proxy relating to the same shares, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). For shares held in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee.

4

Q: Who is paying for this proxy solicitation?

A.  We are paying for this proxy solicitation. Our officers and other regular employees may solicit proxies by mail, in person or by telephone or telecopy. These officers and other regular employees will not receive additional compensation. The Company may retain a third party proxy solicitor for the Annual Meeting, whose costs we estimate would be approximately $15,000. We will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Q:  Am I entitled to dissenters’ rights?

A: No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our Charter, or our bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Annual Meeting.

Q:  How can I find out the results of the voting at the Annual Meeting?

A: Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within three business days after the completion of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within three business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within three business days after the final results are known to us, file an additional Form 8-K to publish the final results of the Annual Meeting.

5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The number of shares of the Company’s common stock outstanding at the close of business on April 15, 2021 was 38,266,482 shares. The following table sets forth the beneficial ownership of the Company’s common stock as of April 15, 2021 by each Company director and named executive officer, and by all directors and executive officers as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options and warrants currently exercisable or exercisable within 60 days after April 15, 2021 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To the knowledge of the directors and executive officers of the Company, as of April 15, 2021, there are no persons and/or companies who or which beneficially own, directly or indirectly, shares representing more than 5% of the voting rights attached to all outstanding shares of the Company, other than as set forth below. Unless otherwise indicated, the address of each beneficial owner listed below is c/o OpGen, Inc., 9717 Key West Ave, Suite 100, Rockville, MD 20850.

Name and Address of Beneficial Owner	Number of Shares of common stock	Percentage Beneficially Owned

Directors and Named Executive Officers
Johannes Bacher (1)	12,040	*
Mario Crovetto (2)	27,983	*
Timothy C. Dec (3)	2,896	*
R. Donald Elsey (4)	26,000	*
Prabhavathi Fernandes, Ph.D. (5)	27,983	*
Evan Jones (6)	55,955	*
William E. Rhodes, III (7)	27,983	*
Oliver Schacht, Ph.D. (8)	13,173	*
All current Directors and Executive Officers as a group (8 individuals) (9)	194,013	*

*       Constitutes less than 1% of our outstanding common stock.

(1)	Consists of stock options to purchase 12,040 shares of common stock that are currently vested or that will become vested within 60 days.
(2)	Consists of stock options to purchase 27,983 shares of common stock that are currently vested or that will become vested within 60 days.
(3)	Consists of (i) 926 shares of common stock, (ii) currently exercisable warrants to acquire an additional 196 shares of common stock, and (iii) stock options to purchase 1,191 shares of common stock that are currently vested or that will become vested within 60 days.
(4)	Consists of (i) 500 shares of common stock, (ii) stock options to purchase 25,000 shares of common stock that are currently vested or that will become vested within 60 days and (iii) 500 shares of common stock to be issued upon the vesting restricted stock units within 60 days.
(5)	Consists of stock options to purchase 27,983 shares of common stock that are currently vested or that will become vested within 60 days
(6)	Consists of (i) 21,734 shares of common stock and currently exercisable warrants to acquire an additional 5,662 shares of common stock beneficially owned by jVen Capital, LLC, (ii) 262 shares of common stock owned by Mr. Jones’ spouse, and (iii) stock options to purchase 28,297 shares of common stock that are currently vested or that will become vested within 60 days. Mr. Jones is a managing member of jVen Capital, LLC and has voting and investment authority over the shares owned by that entity.
(7)	Consists of stock options to purchase 27,983 shares of common stock that are currently vested or that will become vested within 60 days.
(8)	Consists of stock options to purchase 13,173 shares of common stock that are currently vested or that will become vested within 60 days.
(9)	See the beneficial ownership described in footnotes (1) through (8).

6

MANAGEMENT

The Board of Directors of the Company, or the “Board,” are elected at the annual meeting of stockholders, and serve for the term for which each director is elected and until his or her successor is elected and qualified. Executive officers of the Company are elected by the Board, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board. There are no family relationships among any of the directors and executive officers of the Company. None of the executive officers or directors has been involved in any legal proceedings of the type requiring disclosure by the Company during the past ten years.

Since the annual meeting of stockholders for 2020 held in September 2020, Evan Jones determined that, for purely personal reasons, he would not stand for re-election at the Annual Meeting. Mr. Jones’ decision was not the result of any disagreement with the Company or its management.

The following table sets forth the names and ages of all directors continuing in office, director nominees and executive officers of the Company and their respective positions with the Company as of the date of this Proxy Statement:

Name	Age	Position
Directors
William E. Rhodes, III	67	Chairman of the Board of Directors
Mario Crovetto	67	Director
R. Donald Elsey	67	Director
Prabhavathi Fernandes, Ph.D.	73	Director
Oliver Schacht, Ph.D.	50	Chief Executive Officer and Director
Other Executive Officers
Timothy C. Dec	62	Chief Financial Officer and Corporate Secretary
Johannes Bacher	52	Chief Operating Officer

Board of Directors

The following information summarizes, for each of our directors, his or her principal occupations and other public company directorships for at least the last five years and information regarding the specific experiences, qualifications, attributes and skills of such director:

William E. Rhodes, III. Mr. Rhodes has served on our Board since April 2020. Prior to that, Mr. Rhodes served as the Chairman of the Supervisory Board of Curetis N.V. since its Initial Public Offering (“IPO”) in 2015 until April 1, 2020. Mr. Rhodes is a healthcare executive with more than 30 years of experience in the healthcare industry. During his 14-year career at Becton, Dickinson and Company (BD, 1998-2012), Mr. Rhodes held several senior leadership positions, including roles as Worldwide President of BD Biosciences (2009-2011), a greater than $1 billion revenue segment of BD. He was also an Executive Officer of BD, and was responsible for corporate strategy and merger and acquisition functions for all of BD’s businesses. Furthermore, he founded BD Ventures, the venture capital arm of Becton, Dickinson and Co. Prior to Becton Dickinson, he served in senior business development positions at Johnson & Johnson and Pfizer Inc. Mr. Rhodes also served as president at The William-James Co. and has a track record of over 20 successful acquisitions and divestitures. He was director of Andor Technologies plc (2013-2014), and has served on the boards of Novocell Inc., Conticare Medical, Vitagen Inc., Cellector Inc. and the California Healthcare Institute, BIO, the San Jose State University Research Foundation and Silicon Valley Leadership Group. He currently serves as director of Third Day Advisors LLC (since 2013), Omega Group plc (since 2013), Paramit Corporation LLC (since 2014), and as a member of the Advisory Board of Cayuga Venture Fund (since 2013). Mr. Rhodes has a number of advisory roles with Cornell University, including serving on the Advisory Councils of the McGovern Family Center for Life Sciences (since 2013) and Entrepreneurship at Cornell (since 2015). He also was appointed to the Cornell College of Agriculture and Life Sciences Dean’s Council (2016) and served as a Venture Consultant for Cornell’s Blackstone Launchpad (2016). Moreover, he is on the Editorial Board of the journal Clinical and Translational Medicine. Mr. Rhodes holds a Master’s degree in International Business from Seton Hall University and a BSc degree from Cornell University. He originated eleven U.S. patents for novel topical drugs and has been a lecturer on entrepreneurship in life sciences, innovation technology and M&A at Cornell University, Seton Hall University and San Jose State University. Mr. Rhodes’ extensive senior executive leadership experience in the life sciences industry and multiple board roles including Chairman of the Supervisory Board of Curetis N.V. qualifies him for service as Chairman of our Board.

Mario Crovetto. Mr. Crovetto has served on our Board since April 2020. He served as the Chairman of the Audit Committee of Curetis N.V. since its IPO in 2015 until April 2020. Mr. Crovetto is currently serving as an independent advisor on M&A and corporate projects, notably integrations, divestments and financings since 2011. From 1999 to 2011, he was the Chief Financial Officer (“CFO”) of Eurand NV (Specialty Pharmaceuticals), which he took public to Nasdaq in 2007. From 1990 to 1999, he held various senior business positions at Recordati (Pharmaceuticals), including VP of Corporate Development, Division Manager of Diagnostics and Chief Financial Officer. Prior to that, he held various positions at Montedison (Specialty Chemicals), Digital Equipment Corporation, Mobil and SIAR (Management Consulting). Mr. Crovetto’s extensive experience as a finance executive including his role as CFO of a publicly traded life sciences company as well as his previous role as Chairman of the audit committee at Curetis qualifies him for service on the Board and as a member of the Audit Committee.

7

R. Donald Elsey. Mr. Elsey has served on our Board since February 2019. Mr. Elsey is a biotechnology, life sciences and high technology industries veteran with extensive experience in international financial management and operations with both large cap and small cap companies. He is currently the CFO, Treasurer and Secretary of Lyra Therapeutics, Inc., roles he has served since August, October and October of 2019, respectively. Previously, he served as CFO of Senseonics, Inc., a position he has held from February 2015 to February 2019. Prior to Senseonics, he was CFO of Regado Biosciences Corporation. He has also served as CFO of LifeCell Corporation, a privately held regenerative medicine company, and as chief financial officer of Emergent Biosolutions, a biodefense company. He also has held senior financial positions at BioVeris Corporation, Igen, Inc. and PE Corporation (Applera). Mr. Elsey currently serves on the board of directors and audit committee for RegeneRx Biopharmaceuticals, Inc. and on the board of directors and treasurer for Cancer Support Community. He holds a B.A. degree in Economics and an M.B.A. in Finance from Michigan State University and is a Certified Management Accountant. Mr. Elsey’s significant experience in senior financial positions at both public and privately held companies, and his experience as a board and audit committee member of a public reporting company qualifies him for service on the Board and as Chair of the Audit Committee.

Prabhavathi Fernandes, Ph.D. Dr. Fernandes has served on our Board since April 2020. Previously, she served as a member of the Curetis N.V. Supervisory Board from 2016 until April 1, 2020, and from 2006 until her retirement in 2016, served as President, Chief Executive Officer (“CEO”) and director of Cempra Inc., a company she founded. She has more than 40 years of pharmaceutical discovery, development and management experience having held executive leadership positions at pharmaceutical corporations including Bristol-Myers Squibb Pharmaceutical Research Institute, Abbott Laboratories and The Squibb Institute for Medical Research. After leaving Bristol- Myers Squibb in 1997, she founded and led four biotechnology and CRO companies as President, CEO and director, including Cempra, DarPharma, Ricerca and Small Molecule Therapeutics. During her years in the pharmaceutical industry, she was directly involved with the development of 4 antibiotics for human use and 2 for animal/agricultural use. She is currently the Chairperson of National Biodefense Science Board (NBSB), the Chairperson of the Scientific Advisory Committee of the Global Antibiotic Research and Development Partnership (GARDP), a DNDi/WHO initiative, a member of the Clinical Antibacterial Pipeline advisory group for the WHO and member of the ACTIV NIH working group for therapeutics and vaccines for COVID-19. She is on the Board of Directors of Aelin Therapeutics and Ocugen and advises several other companies. She has authored numerous publications and several reviews, book chapters and currently serves as a section editor for Journal of Antibiotics. She obtained her undergraduate and Master’s degree training in India, worked at the University of Ghent, Belgium in Immunochemistry, and received her Ph.D. in Microbiology from Thomas Jefferson University in Philadelphia. Dr. Fernandes’ decades of experience in the biotechnology and pharmaceutical industry with specific expertise in anti-infectives as well as her extensive public company experience both as CEO and director qualifies her for service on our Board.

Oliver Schacht, Ph.D. Mr. Schacht is a corporate finance professional and expert in the molecular diagnostics industry who has served as our CEO and Director since April 2020. He served as CEO of Curetis N.V. from April 2011 until April 2020, and prior to that was a Supervisory Board Member of Curetis AG from mid-2010 until the end of the first quarter of 2011. He was a co-founder and CFO of Epigenomics AG (Berlin, Germany) and the CEO of Epigenomics Inc. (Seattle, USA). Mr. Schacht has extensive experience in developing and implementing commercial strategies and financing measures (including two initial public offerings), as well as in corporate finance, M&A transactions and alliance negotiations. During his time at Epigenomics AG (1999-2011), he headed all central business functions, including corporate finance, investor relations, PR, marketing and business development at the Berlin headquarters. Mr. Schacht also serves on the board of BIO Deutschland e.V. as President and previously as treasurer. Mr. Schacht obtained his Diploma in European Business Administration at the European School of Business in Reutlingen and London in 1994 as well as a Master’s degree and a Ph.D. at the University of Cambridge (UK). During his time at Mercer Management Consulting (now Oliver Wyman) from 1995 to 1999, he worked on projects in M&A, growth strategies and re-organization in the pharmaceutical, biotechnology and other industries. He has co-founded several start-up companies in biotech, IT and education in Europe and the United States. Mr. Schacht’s significant experience in senior financial positions at both public and privately held companies, and his experience as a board member of a public reporting company qualifies him for service on the Board.

8

Executive Officers

The following information summarizes, for each of our officers, his principal occupations and other employment for at least the last five years:

Oliver Schacht, Ph.D. See above under “Board of Directors.”

Timothy C. Dec. Mr. Dec joined OpGen as our interim CFO in April 2015 and became our CFO in May 2015. Prior to joining OpGen, Mr. Dec served as Senior Vice President and Chief Financial Officer for Clubwidesports, LLC, a start-up sports management software company, from January 2014 to April 2015. From August 2007 to December 2012, Mr. Dec served as Senior Vice President and Chief Financial Officer of Fortress International Group, Inc., a publicly traded company. Mr. Dec has served in chief financial officer or other senior financial executive roles at companies in a number of industries from September 1986 through August 2007, including three publicly traded companies listed on Nasdaq or NYSE American, such as Corvis Corporation, and with private equity-backed companies. Mr. Dec also has public accounting firm experience. Mr. Dec received his B.S. in Accounting from Mount St. Mary’s University and an M.B.A. from American University.

Johannes Bacher. Mr. Bacher has over 20 years of research and development and managerial experience along with extensive expertise in research and development, international project management, finance, human resources and legal affairs. Mr. Bacher has served as our Chief Operating Officer since April 2020. Prior to that, he managed for Curetis all research and development functions in engineering, software, in vitro diagnostics development, innovation and technology, intellectual property and clinical trial operations. Since co-founding Curetis in 2007, he has continuously served as Managing Director and Director Operations (Curetis AG, since 2008) and Chief Operations Officer (Curetis AG, since 2012; Curetis GmbH and publicly listed Curetis N.V. since 2015). Mr. Bacher has a degree in Electrical Engineering from the University of Stuttgart, Germany, and has previously held positions with Hewlett-Packard, Agilent Technologies and Philips Medical Systems.

Board and Board Committees

The Company’s Amended and Restated Bylaws provide that the Board, by resolution adopted by a majority of the whole Board, may designate one or more other committees, with each such committee to consist of two or more directors. As of the date of this Proxy Statement, the Board consists of six members. The Board annually elects from its members the Audit, Compensation and Compliance Committees. The Board may also from time to time appoint ad hoc committees. Currently, the Board has not appointed a Nominating and Corporate Governance Committee. The Board believes the nominating and corporate governance responsibilities are best handled at this time by the full Board given its size.

The Board held 10 meetings and acted by unanimous written consent 2 times in 2020. Each director attended at least 75% of the aggregate of all meetings of the Board and the Committees on which each such director served in 2020. The Board encourages all directors to attend the Company’s annual meeting of stockholders.

Each of the standing Committees of the Board operates pursuant to a written Committee Charter. Copies of these Charters can be obtained free of charge from the Corporate Governance portion of the Investors section of the Company’s website, www.opgen.com.

Independence of the Board of Directors

The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that the director has no relationship with the Company that would interfere with the director’s exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board will consider all relevant facts and circumstances in determining whether a director is independent. Based on the foregoing, the Board has determined that the following nominees and directors satisfy the independence requirements of Nasdaq: Messrs. Crovetto, Elsey and Rhodes, and Dr. Fernandes.

9

The Board currently consists of Messrs. Crovetto, Elsey, Jones, and Rhodes and Drs. Fernandes and Schacht. The members of the Committees of the Board as of the date of this Proxy Statement are:

Name	Audit Committee	Compensation Committee	Compliance Committee
Mario Crovetto	X	X	–
R. Donald Elsey	Chair	–	X
Prabhavathi Fernandes	X	X	X
Evan Jones (1)	–	–	Chair
William E. Rhodes, III	–	Chair	–
Oliver Schacht, Ph.D.	–	–	–

(1)	As noted above, on March 3, 2021, Mr. Jones informed the Board that, for purely personal reasons, he will not stand for re-election at the Annual Meeting.

Board Committees

Audit Committee: As of the date of this Proxy Statement, Mr. Elsey (Chair), Mr. Crovetto and Dr. Fernandes serve on the Audit Committee. During 2020, our former Board members Drs. Misti Ushio and Tina Nova served on the Audit Committee with Mr. Elsey, with Mr. Elsey being the designated “audit committee financial expert” as defined in the rules of the SEC. Drs. Ushio and Nova resigned from the Board in April 2020, and Mr. Crovetto and Dr. Fernandes were appointed to the Audit Committee in their place. For the remainder of 2020, the Audit Committee consisted of Mr. Elsey, Mr. Crovetto and Dr. Fernandes.

Our Board has determined that each member of the Audit Committee who served during 2020 and 2021 to date is “independent” and “financially literate” for Audit Committee purposes as such terms are defined in the rules of the Securities and Exchange Commission, or SEC, and the applicable rules of The Nasdaq Stock Market. Mr. Elsey is currently identified as an “audit committee financial expert” as defined in the rules of the SEC.

The Audit Committee held 6 meetings in 2020. Pursuant to its charter, the responsibilities of the Audit Committee include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•	reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•	reviewing the Company’s periodic reports to be filed with the SEC;
•	recommending, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;
•	overseeing our compliance with applicable legal and regulatory requirements;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing quarterly earnings releases.

10

The following constitutes the report the Audit Committee made to the Board with respect to the Company’s 2020 financial statements:

Report of the Audit Committee

To the Board of Directors of OpGen, Inc.

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report on our financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board that, in connection with the financial statements for the year ended December 31, 2020, we have:

•	reviewed and discussed the audited financial statements with management and our independent registered public accounting firm;
•	approved the appointment of our independent registered public accounting firm;
•	reviewed and discussed with our independent registered public accounting firm the matters required to be discussed pursuant to the Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communication with Audit Committees” and PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence;” and
•	received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding our independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with our independent registered public accounting firm its independence.

Based on the discussions and our review discussed above, we recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Respectfully submitted,

The Audit Committee of OpGen, Inc.

Don Elsey, Chair

Mario Crovetto, Member

Dr. Prabhavathi Fernandes, Member

Date: March 26, 2020

Compensation Committee: The Company’s Compensation Committee is currently comprised of Messrs. Crovetto and Rhodes and Dr. Fernandes, each of whom meets the Nasdaq listing standards for independence. During 2020, the Compensation Committee was comprised of Dr. Ushio, Mr. Rhodes, Mr. Crovetto and Dr. Fernandes, each of whom was an independent, non-employee director. Dr. Ushio resigned from the Board on April 1, 2020, the date of consummation of our business combination with Curetis GmbH, and on the same day, Mr. Rhodes, Mr. Crovetto and Dr. Fernandes were appointed to the Board and the Compensation Committee. For the remainder of 2020, the Compensation Committee was comprised of Mr. Rhodes, Mr. Crovetto and Dr. Fernandes. Mr. Rhodes currently chairs the Compensation Committee. The Compensation Committee held seven meetings. Pursuant to its charter, the duties of the Compensation Committee include:

•	annually reviewing and recommending to our Board corporate goals and objectives, and determining the achievement thereof, relevant to the compensation of our Chief Executive Officer and other executive officers;
•	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and recommending to our Board the compensation of our Chief Executive Officer;
•	determining, or reviewing and recommending to our Board for approval, the compensation of our other executive officers;
•	reviewing and establishing our overall management compensation philosophy and policy;

11

•	overseeing and administering our compensation and similar plans;
•	evaluating and assessing potential current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq Stock Market rules;
•	retaining and approving the compensation of any compensation advisors;
•	reviewing and approving, or reviewing and recommending to our Board for approval, our policies and procedures for the grant of equity-based awards;
•	determining or reviewing and making recommendations to our Board with respect to director compensation;
•	preparing the compensation committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and
•	reviewing and discussing with our Board corporate succession plans for the Chief Executive Officer and other key officers.

The Compensation Committee may delegate its authorities with respect to equity compensation to the Chief Executive Officer for employees, other than executive officers, and consultants. The Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation of employees, including executive officers, other than himself. The Compensation Committee also has the authority and responsibility: (1) to review the fees paid to non-employee directors for service on the Board and its committees, and make recommendations to the Board with respect thereto; and (2) to review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board as needed. The policy regarding compensation paid to non-employee directors is described in this Proxy Statement and posted on our website.

Compliance Committee. The Compliance Committee, which was formed in September 2015, currently consists of Messrs. Jones and Elsey and Dr. Fernandes. During 2020, the Compliance Committee consisted of Dr. Nova, as Chair, Mr. Elsey, Dr. Fernandes and Mr. Jones. Dr. Nova resigned from the Board effective April 1, 2020, the date of consummation of our business combination with Curetis GmbH, and on the same day, Messrs. Jones and Elsey and Dr. Fernandes were appointed to the Compliance Committee with Mr. Jones appointed as Chair. Mr. Elsey and Drs. Fernandes and Nova meet the Nasdaq listing standards for independence. Pursuant to its charter, the duties of the Compliance Committee include:

•	overseeing the Company’s implementation of compliance programs, policies and procedures that are designed to respond to the various compliance, legal and regulatory risks facing the Company;
•	assisting the Audit Committee in fulfilling the Audit Committee’s oversight responsibility for the Company’s risk assessment and risk management activities relating to the integrity of the Company’s financial statements; and
•	performing any other duties as directed by the Board.

The Compliance Committee’s responsibilities are limited to oversight of the Company’s non-financial compliance matters, including the Company’s overall compliance programs, policies and procedures, significant legal or regulatory compliance exposures and material reports to or inquiries from government or regulatory agencies. The Audit Committee retains sole oversight over matters of financial compliance including auditing, financial planning and disclosures to investors.

The Compliance Committee held three meetings in 2020.

Nomination of Directors

The full Board acts to evaluate, on an annual basis, the composition of the Board and the skills, qualifications, business attributes and experience of the existing Board members. The specific process for identifying and evaluating new directors, including stockholder-recommended nominees, if any, will vary based on an assessment of the then-current needs of the Board and the Company. The Board will determine the desired profile of a new director, the competencies we are seeking, including experience in one or more areas of need, as determined by the Board. Candidates will be evaluated in light of the target criteria chosen. The Board does not have a formal diversity policy; in addition to the foregoing, it considers race and gender diversity in selection of qualified candidates. See page 14 for a description of the process by which a stockholder can propose a candidate for consideration by the Board.

12

Board Leadership Structure

We currently separate the positions of Chief Executive Officer and Chairman of the Board. Separating these positions allows our Chief Executive Officer to focus on day-to-day Company business, while allowing our Board Chairman to lead the Board in its fundamental role of providing advice to and independent oversight of management. Oliver Schacht, Ph.D. has served as our Chief Executive Officer since April 2020, and William E. Rhodes, III, one of our independent directors, has served as Board Chairman since April 2020.

The Board assesses this leadership structure on an annual basis to ensure the interests of the Company and its stockholders are best served. Our Board has determined that its current structure, with the separation of the Chairman and Chief Executive Officer roles, is in the best interests of the Company and its stockholders at this time. The Board determined that the current leadership structure would best enable the Chief Executive Officer to focus all of his time on running the operations and strategy of the business, allowing Chairman to focus on oversight and advice to the Chief Executive Officer and Executive Committee members and leadership team.

Board Role in Risk Management

Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board addresses the principal risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our Board committees also oversees the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified financial statement-related risks and reporting the same to the Audit Committee. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm, and privately with our Chief Financial Officer. The Audit Committee oversees the operation of our risk management program, including the identification of the principal risks associated with our business and periodic updates to such risks, and reports to our Board regarding these activities.

The Compliance Committee oversees the management of our operational and business risks, with particular emphasis on the operational, healthcare and regulatory risks and compliance needs of the organization. Our chief compliance officer is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified operationally, healthcare and regulatory-related risks and reporting the same to the Compliance Committee.

The Compensation Committee assesses the impact risks inherent in the annual and long-term incentive plans could have on the Company. After review, the Compensation Committee does not believe that the Company’s executive compensation practices or programs are likely to have a material adverse effect on the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and persons who own more than 10% of the Company’s outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and any other equity securities of the Company. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the Company’s records and written representations by the persons required to file such reports, all filing requirements of Section 16(a) were satisfied with respect to the 2020 fiscal year.

Code of Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the Corporate Governance section of our website, which is located at www.opgen.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

13

Certain Relationships and Related Person Transactions

Other than compensation arrangements we describe below, there were and are no transactions or series of similar transactions, during our last two fiscal years, to which we were a party or will be a party, in which: (i) the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company's total assets at year end for the past two completed fiscal years; and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and named executive officers are described elsewhere in this Proxy Statement.

Policies for Approval of Related Person Transactions

We have adopted a written policy that transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each, a related person, must be approved by our Audit Committee.

Communications with the Board of Directors

Stockholders who want to communicate with members of the Board, including the independent directors, individually or as a group, should address their communications to the Board, the Board members or the Board committee, as the case may be, and send them to c/o Chair of the Audit Committee, OpGen, Inc., 9717 Key West Ave, Suite 100, Rockville, MD 20850. The Chair of the Audit Committee will forward all such communications directly to such Board members. Any such communications may be made on an anonymous and confidential basis.

There have been no changes to the procedures by which interested parties may communicate with the Board.

Procedures for Nominating a Director Candidate

The Board considers nominations by stockholders who recommend candidates for election to the Board. The Board evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. A stockholder seeking to recommend a prospective candidate for the Board’s consideration may do so by writing to the Corporate Secretary c/o OpGen, Inc., 9717 Key West Ave, Suite 100, Rockville, MD 20850. Recommendations submitted for consideration by the Board in preparation for the 2022 Annual Meeting of Stockholders must be received after the close of business on December 27, 2021 which is the 120th day prior to the first anniversary of the date on which this Proxy Statement was first made available to our stockholders in connection with this Annual Meeting, and no later than the close of business on January 26, 2022, which is the 90th day prior to the first anniversary of the date on which this Proxy Statement was first made available to our stockholders in connection with this Annual Meeting. If we change the date of the 2021 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, recommendations for director candidates must be received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed and public disclosure was made.

Each notice of recommendation must contain the information required under our Amended and Restated Bylaws, including: (a) for each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company’s books, of such stockholder and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the Company which are beneficially owned by such person. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

14

EXECUTIVE COMPENSATION

Summary Compensation Table for 2020 and 2019

This table provides disclosure, for the years ended December 31, 2020 and 2019 for the named executive officers, who are (1) any individual serving in the office of Chief Executive Officer during any part of 2020 and (2) the Company’s two most highly compensated officers, other than the Chief Executive Officer, who were serving in such capacity on December 31, 2020.

Named Executive Officer and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)(3)	All Other Compensation ($)	Total ($)
Oliver Schacht, Ph.D. (4)(5)	2020	306,000	—	—	531,863	190,000	69,869	1,121,158
Chief Executive Officer	2019	—	—	—	—	—	—	—

Evan Jones (6)	2020	119,327	—	—	43,561	—	425,000	587,888
Chief Executive Officer	2019	425,000	—	23,426	—	—	—	448,426

Timothy C. Dec (7)	2020	300,000	60,000	—	177,288	110,000	—	647,288
Chief Financial Officer	2019	300,000	—	15,470	—	—	—	315,470

Johannes Bacher (4)	2020	225,000	—	—	177,288	100,000	—	502,288
Chief Operating Officer	2019	—	—	—	—	—	—	—

(1)	Such amounts do not include 2018 incentive bonuses that were paid to Mr. Jones and Mr. Dec in October 2020 in the amounts of $75,000 and $65,000, respectively. Such 2018 incentive bonuses were approved in May 2019 and earned under a 2018 Annual Incentive Compensation Program. As previously disclosed, in order to conserve cash at that time, the payment of the approved 2018 incentive bonuses was scheduled to occur, and was made, in October 2020.
(2)	The “Stock Awards” column reflects the grant date fair value for all restricted stock units awarded under the Amended and Restated 2015 Incentive Plan (the “Plan”) during 2019. The “Option Awards” column reflects the grant date fair value for all stock option awards granted under the 2020 Plans during 2020 and 2019, respectively. These amounts are determined in accordance with FASB Accounting Standards Codification 718 (ASC 718), without regard to any estimate of forfeiture for service vesting. Assumptions used in the calculation of the amounts in these columns for 2020 and 2019 are included in a footnote to the Company’s condensed consolidated audited financial statements for the year ended December 31, 2020, located in Item 8 of this Annual Report.
(3)	Represents annual incentive bonuses paid under an annual performance-based cash incentive plan. Corporate performance goals are established by the Compensation Committee for each year. The incentive bonuses are determined by the Compensation Committee based on the achievement of corporate performance goals.
(4)	Effective upon the consummation of the business combination transaction, and pursuant to the terms of the Implementation Agreement, Oliver Schacht, Ph.D., the former Chief Executive Officer of Curetis N.V., was appointed as the Chief Executive Officer of the Company, and Johannes Bacher was appointed as the Chief Operating Officer of the Company. Mr. Schacht’s 2020 annual base salary was $408,000, which was pro-rated in 2020 for the period during which he served, which commenced on April 1, 2020. Mr. Bacher’s 2020 annual base salary was $300,000, which was pro-rated in 2020 for the period during which he served, which commenced on April 1, 2020.
(5)	Mr. Schacht’s “All Other Compensation” represents moving expenses reimbursed by the Company to Mr. Schacht in accordance with his employment agreement.
(6)	Mr. Jones’ resigned as the Chief Executive Officer of the Company, effective April 1, 2020. Under Mr. Jones’ Severance Agreement, Mr. Jones received, as severance, an amount equal to one-twelfth of his annual base salary for six months. In addition, the Company and Mr. Jones entered into a Transition Agreement and General Release, pursuant to which Mr. Jones provided transition and integration assistance services to the Company. Mr. Jones received a consulting fee of approximately $23,000 per month in exchange for the services being provided under the Transition Agreement. Finally, Mr. Jones was paid his accrued but unpaid 2018 incentive bonus of $75,000.
(7)	Mr. Dec’s “Bonus” represents a transaction bonus paid to Mr. Dec in recognition of his efforts in connection with the closing of the Company’s transaction with Curetis GmbH in April 2020.

15

Employment Agreements with Our Named Executive Officers

Retention Plan

On September 21, 2018, the Board approved a Retention Plan for Executives, or the “Retention Plan.” The Company considers the establishment and maintenance of a sound and vital management team to be essential to protecting and enhancing the best interests of the Company and its stockholders. In this connection, the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may arise and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders. Accordingly, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company’s management to their assigned duties without distraction in circumstances arising from the possibility of a change in control of the Company. The executive officers of the Company, as that term is defined under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, are the eligible participants in the Retention Plan, or the “Executives.” The Executives include Timothy C. Dec.

The initial term of the Retention Plan is three (3) years, its term is automatically extended for one (1) year terms thereafter unless the Company provides notice of termination to the Executives at least six (6) months before the termination date; provided, that if a change in control (as defined in the Retention Plan) does occur, the term is then set at two (2) years after the date of the change in control.

The Retention Plan provides for Units to be awarded to the Executives, which can be issued in fractional Units, with each Unit equal to one percent (1%) of the “transaction value” of a change in control transaction. A total of four Units are available for award under the Retention Plan. “Transaction value” means all economic value of a change in control transaction to the Company, including any debt or other obligations assumed by the surviving entity in the transaction, amounts paid to the Company or its stockholders, milestone payments, earn-outs and forgiveness of indebtedness. For purposes of this definition, (i) in the case of the sale, exchange or purchase of the Company's equity securities, the total consideration paid for such securities (including amounts paid to holders of options, warrants and convertible securities), and (ii) in the case of a sale or disposition by the Company of assets, the total consideration paid for such assets, plus the net value of any current assets not sold by the Company.

The Units will vest and be payable only in the event an Executive has a “qualifying termination” during a defined change in control period, or remains employed by the Company or its successor at the termination date of the Retention Plan. A “qualifying termination” is a termination without cause by the Company or a termination for good reason by the Executive in the change in control period that spans from six (6) months before the change in control to the second anniversary after the change in control consummation.

The Retention Plan is binding on any successor to the Company.

Oliver Schacht

On October 29, 2020, OpGen, Inc. (the “Company”) entered into an Executive Employment Agreement (the “Employment Agreement”) with Oliver Schacht, Ph.D., the Company’s Chief Executive Officer. The Employment Agreement supersedes the (1) Management Services Agreement, dated as of April 2, 2020, by and between the Company and Mr. Schacht, and (2) the Managing Director’s Employment Contract, dated as of August 6, 2020, by and between Curetis GmbH, a wholly-owned subsidiary of the Company, and Mr. Schacht (collectively, the “Prior Agreements”), each of which are terminated, except as expressly provided in the Employment Agreement.

Consistent with the Prior Agreements, the Employment Agreement provides that Mr. Schacht will receive an annual base salary of $408,000 per year and will be eligible to receive an annual bonus of up $285,600, or seventy percent (70%) of the base salary. The annual bonus opportunity will be based on key performance metrics established by the Board of Directors of the Company. Mr. Schacht will be entitled to participate in the Company’s standard equity incentive and benefits plans.

The Employment Agreement extends through September 1, 2021, unless sooner terminated in accordance with its terms. Thereafter, the Employment Agreement automatically renews for successive one year terms, unless either party provides notice of termination at least three months before the commencement of any renewal term. Under the Employment Agreement, Mr. Schacht is subject to customary restrictive covenants, including a requirement not to compete with the Company while the Employment Agreement is in effect.

16

Pursuant to the Employment Agreement, if Mr. Schacht is terminated without cause or his employment is voluntarily terminated for good reason, or during a change in control, he will receive (a) his annual base salary for a period of twelve (12) months, (b) acceleration of any outstanding options, restricted stock units, or equity awards, and (c) reimbursement for the cost of continued healthcare coverage for up to six (6) months. If the Company provides timely notice of a non-renewal of the Employment Agreement, Mr. Schacht is entitled to receive (a) severance for a period of nine (9) months, and (b) reimbursement for the cost of continued healthcare coverage for up to nine (9) months following expiration of the Agreement. All severance payments are contingent on Mr. Schacht’s signing and not revoking a release of claims and compliance with the terms of the Employment Agreement.

Johannes Bacher

On April 6, 2020, the Company entered into a Managing Director’s Employment Contract (the “Bacher Agreement”) with Mr. Bacher, pursuant to which he will serve as the Chief Operating Officer of the Company. The Bacher Agreement provides that Mr. Bacher will receive a base salary of $300,000 per year and will be eligible to receive an annual bonus of up to forty-five percent (45%) of the base salary. The annual bonus opportunity will be based on key performance metrics established by the Board and the Compensation Committee. Mr. Bacher will also be entitled to participate in the Company’s 2015 Equity Incentive Plan, under which awards will be made consistent with the timing made to the Company’s other officers.

In the event of a change of control (as defined in the Bacher Agreement), Mr. Bacher will have a one-time right to terminate the Bacher Agreement upon three-months’ notice. In the event of such termination of the Bacher Agreement, Mr. Bacher is entitled to his salary and variable annual bonus for a period of six months after the end of the Bacher Management Agreement.

Pursuant to the Bacher Agreement, Mr. Bacher is subject to customary restrictive covenants, including a requirement not to compete with the Company and its affiliates anywhere in the world for a period of two years after termination of the agreement.

Evan Jones and Timothy Dec

On September 24, 2018, the Company entered into an Executive Change In Control and Severance Benefits Agreement with Evan Jones and amended its Executive Change In Control and Severance Benefits Agreement, each, an “Agreement”, with Timothy C. Dec.

The Agreement with Mr. Jones provided that, in the event of a termination without cause by the Company or a termination for good reason by Mr. Jones, he would receive severance equal to six (6) months base salary at the time of termination. In addition, if Mr. Jones’ employment was terminated without cause by the Company or any successor, or by Mr. Jones for good reason at any time within two years after a change of control of the Company, he would receive the following additional benefits: (1) the severance payment obligation is increased to twelve (12) months; (2) acceleration, vesting and lapse of forfeiture on any outstanding equity awards granted to the Executive, and, if applicable, extended time to exercise vested stock options; and (3) payment by the Company or its successor, for a period of six (6) months, of health benefits for the Executive and/or the Executive’s family at levels substantially equal to those which would have been provided to him or them in accordance with the plans, programs, practices and policies in effect as of the date immediately before the change in control consummation date.

Upon the consummation of our business combination transaction with Curetis N.V., on April 1, 2020, Mr. Jones was no longer offered the roles of Chairman and Chief Executive Officer, and he resigned for “Good Reason” as defined in his Agreement. Under the Agreement, Mr. Jones received, as severance, an amount equal to one-twelfth of his annual base salary for six months. In addition, the Company and Mr. Jones entered into a Transition Agreement and General Release, pursuant to which Mr. Jones provides certain transition and integration assistance services to the Company. Mr. Jones receives a consulting fee of approximately $23,000 per month in exchange for the services being provided under the Transition Agreement. Finally, since Mr. Jones continued to provide services to the Company until October 1, 2020, he was paid his accrued but unpaid 2018 incentive bonus of $75,000. Mr. Jones has provided a general release of claims against the Company in the Transition Agreement as required by his Agreement.

The Agreements with the other Executives amend prior agreements to provide the same terms as described above.

For purposes of the Agreements and the Retention Plan, the following terms have the following meanings (where applicable):

“cause” means (i) executive’s commission of a felony; (ii) any act or omission of executive constituting dishonesty, fraud, immoral or disreputable conduct that causes material harm to the Company; (iii) executive’s violation of Company policy that causes material harm to the Company; (iv) executive’s material breach of any written agreement between executive and the Company which, if curable, remains uncured after notice; or (v) executive’s breach of fiduciary duty. The termination of executive’s employment as a result of the death or disability is not deemed to be a termination without cause.

17

“change in control” means:

(i) a transaction or series of transactions (other than an offering of common stock to the general public through a registration statement filed with the SEC) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(ii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction: (1) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the Successor) directly or indirectly, at least a majority of the combined voting power of the Successor’s outstanding voting securities immediately after the transaction, and (2) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor; provided, however, that no person or group shall be treated for purposes of this definition as beneficially owning 50% or more of the combined voting power of the Successor solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iii) the Company’s stockholders approve a liquidation or dissolution of the Company.

“good reason” means any of the following, without executive’s consent: (i) a material diminution of executive’s responsibilities or duties (provided, however, that the acquisition of the Company and subsequent conversion of the Company to a division or unit of the acquiring company will not by itself be deemed to be a diminution of executive’s responsibilities or duties); (ii) material reduction in the level of executive’s base salary (and any such reduction will be ignored in determining executive’s base salary for purposes of calculating the amount of severance pay); (iii) relocation of the office at which executive is principally based to a location that is more than fifty (50) miles from the location at which executive performed his duties immediately prior to the effective date of a change in control; (iv) failure of a successor in a change in control to assume the severance agreement; or (v) the Company’s material breach of any written agreement between executive and the Company. Notwithstanding the foregoing, any actions taken by the Company to accommodate a disability of executive or pursuant to the Family and Medical Leave Act shall not be a good reason for purposes of the agreement. Additionally, before executive may terminate employment for a good reason, executive must notify the Company in writing within thirty (30) days after the initial occurrence of the event, condition or conduct giving rise to good reason, the Company must fail to remedy or cure the alleged good reason within the thirty (30) day period after receipt of such notice if capable of being cured within such thirty-day period, and, if the Company does not cure the good reason (or it is incapable of being cured within such thirty-day period), then executive must terminate employment by no later than thirty (30) days after the expiration of the last day of the cure period (or, if the event condition or conduct is not capable of being cured within such thirty-day period, within thirty (30) days after initial notice to the Company of the violation). Transferring executive’s employment to a successor is not itself good reason to terminate employment under the agreement, provided, however, that subparagraphs (i) through (v) above shall continue to apply to executive’s employment by the successor. This definition is intended to constitute a “substantial risk of forfeiture” as defined under Treasury Regulation 1.409A-1(d).

18

Outstanding Equity Awards at Fiscal Year-End Table—2020

The following table shows the outstanding equity awards held by the named executive officers as of December 31, 2020.

	OPTION AWARDS					STOCK AWARDS
Name	(1) Number of Securities Underlying Unexercised Options Exercisable	(1) Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that have not Vested	Market Value of Shares of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (2)
Oliver Schacht (3)	9,590	-	-	73.68	6/16/2026	-	-	-	-
	5,610	2,963	-	8.56	6/16/2026	-	-	-	-
	630,000	630,000	-	2.12	9/30/2030	-	-	-	-
Evan Jones (4)	3	-	-	55,340.00	2/15/2021	2,650	1,767	-	-
	348	-	-	25.00	4/24/2024	-	-	-	-
	400	-	-	305.00	10/23/2024	-	-	-	-
	1,533	-	-	675.00	6/22/2026	-	-	-	-
	160	10	-	515.00	2/23/2027	-	-	-	-
	1,050	329	-	80.39	1/23/2028	-	-	-	-
	50,000	37,500	-	2.12	5/17/2029	-	-	-	-
Timothy Dec (5)	228	-	-	3,000.00	5/4/2025	1,750	3,570	-	-
	100	-	-	850.00	11/10/2025	-	-	-	-
	120	-	-	775.00	6/13/2026	-	-	-	-
	136	9	-	515.00	2/23/2027	-	-	-	-
	120	-	-	147.50	8/9/2027	-	-	-	-
	600	188	-	80.39	1/23/2028	-	-	-	-
	210,000	210,000	-	2.12	9/30/2030
Johannes Bacher (6)	9,590	-	-	73.68	6/16/2026	-	-	-	-
	3,836	2,026	-	8.56	6/16/2026	-	-	-	-
	210,000	210,000	-	2.12	9/30/2030	-	-	-	-

(1)	The standard vesting schedule for all stock option grants is vesting over four years with twenty-five percent (25%) vesting on the first anniversary of the date of grant and six and one-quarter percent (6.25%) vesting on the last day of the next fiscal quarter over three years.
(2)	Calculated based on the closing price of the common stock the Nasdaq Capital Market on December 31, 2020 of $2.04 per share.
(3)	Mr. Schacht’s awards on July 1, 2016 (9,590 shares) and July 1, 2019 (5,610 shares), were Curetis ESOP shares assumed by OpGen as part of the Business Combination. These awards vest over three years with thirty three percent (33%) vesting on the first anniversary of the gate of grant and one twenty-fourth (4.2%) vesting monthly over the next two years. Mr. Schacht was granted stock option awards on September 30, 2020 (630,000) which vest over four years with twenty-five percent (25%) vesting on the first anniversary of the date of grant and six and one-quarter percent (6.25%) vesting on the quarterly anniversary of the first vesting date thereafter over the next three years.
(4)	The stock option awards made to Mr. Jones were awarded on February 15, 2011 (3 shares), April 24, 2014 (348 shares), October 23, 2014 (400 shares) and April 28, 2016 (1,533 shares) and have the vesting schedule set forth in footnote (1). Mr. Jones was granted a stock option award on February 23, 2017 (160), which vests over four years with twenty-five percent (25%) vesting on February 23, 2018 and six and one-quarter percent (6.25%) vesting on the first business day of each quarter thereafter over the next three years. Mr. Jones was granted a stock option award on January 23, 2018 (1,050), which vests over four years with twenty-five percent (25%) vesting on January 23, 2019 and six and one-quarter percent (6.25%) vesting on the quarterly anniversary of the first vesting date thereafter over the next three years. Mr. Jones was granted a stock option award on September 30, 2020 (50,000), which vests over one year with (25%) vesting at each quarter. Mr. Jones was granted restricted stock units on May 1, 2019 (2,650). Thirty-three and one third percent (33.3%) of the entire restricted stock units award vests on the first three anniversaries of the date of grant.
(5)	Mr. Dec was granted stock option awards on May 4, 2015 (228 shares), November 10, 2015 (100 shares), June 13, 2016 (120 shares), February 23, 2017 (136), August 9, 2017 (120), January 23, 2018 (600), September 30, 2010 (210,000). One-forty-eighth of Mr. Dec’s stock option award granted on May 4, 2015 vested on the one-month anniversary of the date of grant and thereafter vest over four years with twenty-five percent (25%) vesting on the first yearly anniversary of the date of grant and six and one-quarter percent (6.25%) vesting on the last day of the next fiscal quarter over three years. Mr. Dec’s stock option awards granted on November 10, 2015 and June 13, 2016 have the vesting schedule set forth in footnote (1). Mr. Dec’s stock option award granted on February 23, 2017 vests over four years with twenty-five percent (25%) vesting on February 23, 2018 and six and one-quarter percent (6.25%) vesting on the first business day of each quarter thereafter over the next three years. Mr. Dec’s stock option award granted on August 9, 2017 vested on August 9, 2018. Mr. Dec was granted stock option awards on January 23, 2018 (600), and September 30, 2020 (210,000) which vests over four years with twenty-five percent (25%) vesting on the first anniversary of the date of grant and six and one-quarter percent (6.25%) vesting on the quarterly anniversary of the first vesting date thereafter over the next three years. Mr. Dec was granted restricted stock units on May 1, 2019 (1,750). Thirty-three and one third percent (33.3%) of the entire restricted stock units award vests on the first three anniversaries of the date of grant
(6)	Mr. Bacher’s awards on July 1, 2016 (9,590 shares) and July 1, 2019 (3,836 shares), were Curetis ESOP shares assumed by OpGen as part of the Business Combination. These awards vest over three years with thirty three percent (33%) vesting on the first anniversary of the gate of grant and one twenty-fourth (4.2%) vesting monthly over the next two years. Mr. Bacher was granted stock option awards on September 30, 2020 (210,000) which vest over four years with twenty-five percent (25%) vesting on the first anniversary of the date of grant and six and one-quarter percent (6.25%) vesting on the quarterly anniversary of the first vesting date thereafter over the next three years.

19

Director Compensation

Following the consummation of our business combination transaction with Curetis N.V., in May 2020, our Board of Directors reviewed our non-employee director compensation plan and adopted certain revisions to the cash compensation provided to the Company’s non-employee directors for their service on the Board and its committees. As revised, each non-employee director receives an annual cash retainer of $25,000, or, with respect to the Chairman of the Board, $75,000, each payable quarterly, plus additional annual cash compensation for the Board and committee chairs ($15,000 for Audit Committee, $12,000 for Compensation Committee and $7,500 for Compliance Committee) and for committee members ($7,000 for Audit Committee, $6,000 for Compensation Committee and $3,500 for Compliance Committee). In addition, each new non-employee director receives an initial equity grant and each non-employee director receives an annual equity grant. Under such program, each non-employee director receives an initial grant of 30,000 restricted stock units and an annual grant to non-employee directors of 15,000 restricted stock units. All such awards are made under the 2015 Plan. The annual equity award may be pro-rated in the first year of service depending on when the non-employee director joins the Board or may be deferred until the following year.

On August 5, 2020, the Board approved, and stockholders subsequently approved, the 2020 Stock Option grants under the 2020 Stock Options Plan. The 2020 Stock Option provided for the grant to each of our non-employee directors a one-time stock option to purchase 50,000 shares of the Company’s common stock.

During his tenure as Chairman of the Board and Chief Executive Officer, Evan Jones did not receive additional compensation for service on our Board. Similarly, Dr. Schacht does not receive additional compensation for his service on the Board. See “Summary Compensation Table” for their 2020 compensation.

Compensation for the non-employee directors for the year ended December 31, 2020 was:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Mario Crovetto(2)	34,125	43,561	-	77,686
R. Donald Elsey(2)	62,625	43,561	-	106,186
Dr. Prabhavathi Fernandes(2)	31,125	43,561	-	74,686
Evan Jones(2)(3)	-	43,561	619,327	662,888
William E. Rhodes, III(2)	67,875	43,561	-	111,436
Former Directors
Tina S. Nova (2)(4)	29,875	-	-	29,875
Misti Ushio (2)(4)	30,500	-	-	30,500

(1)	The “Option Awards” column reflects the grant date fair value for all stock option and restricted stock awards granted under the 2020 Stock Options Plan during 2020. These amounts are determined in accordance with FASB Accounting Standards Codification 718 (ASC 718), without regard to any estimate of forfeiture for service vesting. Assumptions used in the calculation of the amounts are included in a footnote to the Company’s consolidated audited financial statements for the year ended December 31, 2020 in Item 8 of this Annual Report.
(2)	As of December 31, 2020, the non-employee directors held the following vested stock options: Rhodes (15,163), Crovetto (15,163), Elsey (12,500), Fernandes (15,163), Jones (15,655), Nova (190), and Ushio (175).
(3)	During 2020, Mr. Jones did not receive additional cash compensation for service on our Board. See “Summary Compensation Table” for his 2020 compensation for information regarding Mr. Jones’ compensation.
(4)	On April 1, 2020, each of Dr. Nova and Dr. Ushio resigned from the Board upon the closing of the business combination transaction with Curetis N.V.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to recognize and support both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

20

Employee Incentive Plans

The following table shows, as of December 31, 2020, the Company’s equity compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	1,672,639	$7.99	6,025
Equity compensation plans not approved by security holders	—	—	—
Total	1,672,639	$7.99	6,025

(1)	Includes 8,117 outstanding restricted stock units for which there is no exercise price.
(2)	Includes the weighted-average exercise price of stock options and warrants only.

2008 Plan

Our 2008 Stock Option and Restricted Stock Plan, as amended, or 2008 Plan, was approved by our Board and stockholders in April 2008; subsequent increases in the number of shares available for awards under the 2008 Plan were approved by our Board and stockholders in January 2009, February 2011, March 2012, December 2012, April 2014 and October 2014. A total of 57,911 shares of our common stock are reserved for issuance under the 2008 Plan.

The 2008 Plan provided for the grant of stock options and restricted stock awards. The Compensation Committee determined the time or times at which a stock option will vest or become exercisable and the terms on which such option will remain exercisable. The Compensation Committee determined the conditions and restrictions and purchase price, if any, for grants or sales or restricted stock to plan participants. The Compensation Committee may also at any time accelerate the vesting or exercisability of an award.

Under the 2008 Plan, in the event of any dissolution or liquidation of the Company, the sale of all or substantially all of the Company’s assets, or the merger or consolidation of the Company where the Company is not the surviving entity or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock, the Compensation Committee may: (a) provide for the assumption or substitution of some or all of the outstanding awards; (b) provide for a cash-out payment; or (c) in the case there is no assumption, substitution or cash-out, provide that all awards not exercised or awards providing for the future delivery of common stock will terminate upon the closing of the transaction.

Following our 2015 Equity Incentive Plan, or 2015 Plan, becoming effective, no further grants have been or will be made under our 2008 Plan.

2015 Plan

The 2015 Plan provides for the granting of incentive stock options within the meaning of Section 422 of the Code to employees and the granting of non-qualified stock options to employees, non-employee directors and consultants. The 2015 Plan also provides for grants of restricted stock, restricted stock units, stock appreciation rights, dividend equivalents and stock payments to employees, non-employee directors and consultants. The 2015 Plan was amended by the Compensation Committee in February 2017 to revise the provisions with respect to net settlement of awards in response to change in regulations, and to establish standard periods for exercise of vested stock options following termination of service events.

Administration. The Compensation Committee administers the 2015 Plan, including the determination of the recipient of an award, the number of shares or amount of cash subject to each award, whether an option is to be classified as an incentive stock option or non-qualified stock option, and the terms and conditions of each award, including the exercise and purchase prices and the vesting and duration of the award. Our Board may appoint one or more separate committees of our Board, each consisting of one or more members of our Board, to administer our 2015 Plan with respect to employees who are not subject to Section 16 of the Exchange Act. Subject to applicable law, our Board may also authorize one or more officers to designate employees, other than employees who are subject to Section 16 of the Exchange Act, to receive awards under our 2015 Plan and/or determine the number of such awards to be received by such employees subject to limits specified by our Board.

21

Authorized shares. Under our 2015 Plan, the aggregate number of shares of our common stock authorized for issuance may not exceed (1) 54,200 plus (2) the sum of the number of shares subject to outstanding awards under the 2008 Plan as of the 2015 Plan’s effective date that are subsequently forfeited or terminated for any reason before being exercised or settled, plus the number of shares subject to vesting restrictions under the 2008 Plan on the 2015 Plan’s effective date that are subsequently forfeited. In addition, the number of shares that have been authorized for issuance under the 2015 Plan are automatically increased on the first day of each fiscal year beginning on January 1, 2016 and ending on (and including) January 1, 2025, in an amount equal to the lesser of (i) 4% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year, and (ii) another lesser amount determined by our Board. As of April 15, 2021, 394,466 shares remain available for future awards under the 2015 Plan.

Shares subject to awards granted under the 2015 Plan that are forfeited or terminated before being exercised or settled, or are not delivered to the participant because such award is settled in cash, will again become available for issuance under the 2015 Plan. However, shares that have actually been issued shall not again become available unless forfeited. No more than 160,000 shares may be delivered upon the exercise of incentive stock options granted under the 2015 Plan.

Types of Awards

Stock options. A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Under our 2015 Plan, incentive stock options and non-qualified options must be granted with an exercise price of at least 100% of the fair market value of our common stock on the date of grant. Incentive stock options granted to any holder of more than 10% of our voting shares must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. The stock option agreement specifies the date when all or any installment of the option is to become exercisable. Payment of the exercise price may be made in cash or, if provided for in the stock option agreement evidencing the award, (1) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (2) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (3) by a “net exercise” arrangement, or (4) by any other form that is consistent with applicable laws, regulations and rules.

Restricted stock. Restricted stock is a share award that may be subject to vesting conditioned upon continued service, the achievement of performance objectives or the satisfaction of any other condition as specified in a restricted stock agreement. Participants who are granted restricted stock awards generally have all of the rights of a stockholder with respect to such stock, other than the right to transfer such stock prior to vesting.

Restricted stock units. Restricted stock units give recipients the right to acquire a specified number of shares of stock at a future date upon the satisfaction of certain conditions, including any vesting arrangement, established by our Compensation Committee and as set forth in a restricted stock unit agreement. Unlike restricted stock, the stock underlying restricted stock units will not be issued until the restricted stock units have vested and are settled, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled.

Dividend equivalents. At our Compensation Committee’s discretion, performance-based restricted stock or restricted stock unit awards may provide for the right to dividend equivalents. Subject to the terms of the 2015 Plan, our Compensation Committee will determine the terms and conditions of any stock unit award, which will be set forth in a stock unit agreement to be entered into between us and each recipient.

Stock appreciation rights. Stock appreciation rights typically will provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the stock appreciation right. The exercise price of a stock appreciation right will be determined by our Compensation Committee, which shall not be less than the fair market value of our common stock on the date of grant. Our Compensation Committee may elect to pay stock appreciation rights in cash or in common stock or in a combination of cash and common stock.

Performance-based awards. Awards under our 2015 Plan may be made subject to the attainment of performance goals.

Other Plan Features

No Transfer. Unless the agreement evidencing an award expressly provides otherwise, no award granted under the 2015 Plan may be transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to shares issued under such award), other than by will or the laws of descent and distribution, provided, however, that an incentive stock option may be transferred or assigned only to the extent consistent with Section 422 of the Code.

Adjustments. In the event of a recapitalization, stock split or similar capital transaction, our Compensation Committee will make appropriate and equitable adjustments to the number of shares reserved for issuance under the 2015 Plan, the limitations regarding the total number of shares underlying awards given to an individual participant in any calendar year, the number of shares that can be issued as incentive stock options, the number of shares subject to outstanding awards and the exercise price under each outstanding option or stock appreciation right.

22

Change in Control. If we are involved in a merger or other reorganization, outstanding awards will be subject to the agreement of merger or reorganization. Such agreement will provide for (1) the continuation of the outstanding awards by us if we are the surviving corporation, (2) the assumption or substitution of the outstanding awards by the surviving corporation or its parent or subsidiary, (3) immediate vesting, exercisability and settlement of the outstanding awards followed by their cancellation, or (4) settlement of the intrinsic value of the outstanding awards (whether or not vested or exercisable) in cash, cash equivalents, or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such award or the underlying shares) followed by cancellation of such awards.

Termination or Amendment. Our Board may amend or terminate the 2015 Plan at any time, subject to stockholder approval where required by applicable law. Any amendment or termination may not materially impair the rights of holders of outstanding awards without their consent. No incentive stock option may be granted after the tenth anniversary of the date the 2015 Plan was adopted by our Board.

Effective Date. The 2015 Plan was initially adopted by our Board and subsequently approved by our stockholders in April 2015. The 2015 Plan became effective on May 4, 2015. Awards may be granted under the 2015 Plan until April 1, 2025.

Amended and Restated Stock Option Plan

In connection with the consummation of the Company’s business combination transaction with Curetis N.V., on April 1, 2021, the Company assumed and adopted the 2016 Stock Option Plan, as amended, of Curetis N.V., the former parent company of Curetis GmbH. The Company assumed the 2016 Stock Option Plan as the Amended and Restated Stock Option Plan of the Company (the “A&R Plan”). In connection with the foregoing, the Company assumed all awards thereunder that were outstanding as of April 1, 2020 and converted such awards into options to purchase shares of common stock of the Company pursuant to the terms of the applicable award.

The A&R Plan provides for the grant of stock options, which are the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. The stock option agreement specifies the date when all or any installment of the option is to become exercisable. The Compensation Committee administers the A&R Plan, including taking all actions required or advisable for the administration and proper implementation of the A&R Plan; interpreting the A&R Plan unless specifically provided otherwise in the A&R Plan; and making all other decisions necessary or advisable to enable the administration and proper implementation of the A&R Plan. Under the A&R Plan, the aggregate number of shares of our common stock authorized for issuance shall not exceed 134,256. Following the assumption of the A&R Plan, no further grants have been or will be made under the A&R Plan.

Under the A&R Plan, in the event of a “change in control”, as defined in the A&R Plan, all the outstanding options will vest fully at the date of the change in control. However, in the event of a change in control due to a sale, merger, sale of substantially all of the assets or consolidation of the Company, all the outstanding options will be addressed in the applicable acquisition agreement. Such agreement may at the sole discretion of the Compensation Committee and without the approval or the advice of the optionees being required, provide the following: (1) the continuation of the outstanding options by the Company (if the Company is the company that continues to exist); (2) the take-over of the A&R Plan and the outstanding options by the acquiring company or the company that continues to exist, or its parent company; (3) the replacement of the outstanding options by new option rights with conditions that are equivalent to the conditions of the outstanding options by the acquiring company or the company that continues to exist, or its parent company; or (4) the cancellation of each outstanding option in return for payment to the optionee of an amount per option equal to the difference between the fair market value of the common stock of the Company at the time of the closing under the purchase, merger, or consolidation agreement less the option price.

Except as expressly provided for under the A&R Plan, the awards granted under the A&R Plan may not be sold, assigned, transferred, pledged, mortgaged or otherwise disposed of. The Compensation Committee and the Board may alter, amend or terminate the Plan or any part thereof at any time and from time to time, provided, however, that no such alteration or amendment shall adversely affect the rights relating to any options granted or shares acquired upon exercise of options prior to that time.

2020 Stock Options Plan

The 2020 Stock Options Plan was approved by stockholders at the 2020 Annual Meeting of Stockholders and were granted on the date thereof. The 2020 Stock Options were granted with an exercise price equal to the fair market value of the common stock on the date of grant, or $2.12. No shares remain available for future awards under the 2020 Stock Options Plan. The following sets forth the principal terms of, and constitutes, the 2020 Stock Options Plan.

Administration. The Compensation Committee will administer the 2020 Stock Options Plan, including, whether, for U.S. taxpayer employees, an option is to be classified as an incentive stock option or non-qualified stock option.

23

Authorized shares. The aggregate number of shares of our common stock authorized for issuance is 1,300,000 shares of common stock. Shares subject to awards granted under the 2020 Stock Options Plan that are forfeited or terminated before being exercised will not be available for re-issuance under the 2020 Stock Options Plan. No more than 500,000 shares may be delivered upon the exercise of incentive stock options granted under the 2020 Stock Options Plan.

Stock options. A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Under our 2020 Stock Options Plan, incentive stock options and non-qualified options must be granted with an exercise price of at least 100% of the fair market value of our common stock on the date of grant. Incentive stock options granted to any holder of more than 10% of our voting shares must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. The stock option agreement specifies the date when all or any installment of the option is to become exercisable. For non-employee directors payment of the exercise price must be made in cash. For executive officers, payment of the exercise price may be made in cash or, if provided for in the stock option agreement evidencing the award, (1) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (2) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (3) by a “net exercise” arrangement, or (4) by any other form that is consistent with applicable laws, regulations and rules.

No Transfer. No award granted under the 2020 Stock Options Plan may be transferred in any manner, other than by will or the laws of descent and distribution, provided, however, that an incentive stock option may be transferred or assigned only to the extent consistent with Section 422 of the Code.

Adjustments. In the event of a recapitalization, stock split or similar capital transaction, the Compensation Committee will make appropriate and equitable adjustments to the number of shares reserved for issuance under the 2020 Stock Options Plan, the number of shares that can be issued as incentive stock options, the number of shares subject to outstanding awards and the exercise price under each outstanding stock option.

Change in Control. If we are involved in a merger or other reorganization, outstanding awards will be subject to the agreement of merger or reorganization. Such agreement will provide for (1) the continuation of the outstanding awards by us if we are the surviving corporation, (2) the assumption or substitution of the outstanding awards by the surviving corporation or its parent or subsidiary, (3) immediate vesting, exercisability and settlement of the outstanding awards followed by their cancellation, or (4) settlement of the intrinsic value of the outstanding awards (whether or not vested or exercisable) in cash, cash equivalents, or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such award or the underlying shares) followed by cancellation of such awards.

Termination or Amendment. The 2020 Stock Options Plan can be terminated by the Board of Directors or Compensation Committee at any time, and, subject to stockholder approval where required by applicable law, can be amended. Any amendment or termination may not materially impair the rights of holders of outstanding awards without their consent.

Effective Date. The 2020 Stock Options Plan became effective upon approval by the stockholders at the 2020 Annual Meeting of Stockholders. The 2020 Stock Options Plan will terminate upon the expiration or termination of the last outstanding award.

Awards to Non-Employee Directors. The 2020 Stock Options granted to the members of the Board have a one-year vesting schedule, vesting quarterly in equal installments on the first day of each three month period as long as the director is providing services to the Company on each such vesting date. The term of such stock options is ten (10) years after the date of grant; provided, however, that any unvested stock options will expire if the director ceases providing services to the Company, and a departing director will have ninety (90) days to exercise vested stock options after the director ceases providing services to the Company.

Awards to Executive Officers. The 2020 Stock Options granted to the executive officers have a four year vesting schedule, vesting 25% on the first anniversary of the date of grant and the remaining options vesting 6.25% on the quarterly anniversary of the first vesting date for a period of three years, as long as the executive officer continues providing services to the Company on each such vesting date. The term of such stock options is ten (10) years after the date of grant; provided, however, that any unvested stock options will expire if the executive officer ceases providing services to the Company, and a departing officer will have ninety (90) days to exercise vested stock options after the executive officer ceases providing services to the Company.

24

PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

PROPOSAL NO. ONE – ELECTION OF DIRECTORS

Nominees for Election of Directors

The Board is nominating five of the six current directors, William E. Rhodes, III, Mario Crovetto, R. Donald Elsey, Dr. Prabhavathi Fernandes and Oliver Schacht, Ph.D. for re-election to the Board. On March 3, 2021, Evan Jones informed the Company of his intention, for purely personal reasons, not to stand for re-election as a director and retire from the Board. Each director nominee, if elected, will serve for a one year term, until his or her successor is elected and qualified, or until their earlier death, resignation or removal. Each nominated director and director nominee has consented to being named as a nominee in this Proxy Statement and to serving as a director if elected. Neither management nor the Board is aware of any reason that would cause any nominee to be unavailable to serve as a director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board if any nominee becomes unavailable for election. Please see page 7 of this Proxy Statement under the heading “Management-Board of Directors” for information regarding the five nominees for election as a director.

The persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the five nominees for director named below. If, at the time of the Annual Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion.

Vote Required and Recommendation

The Board recommends a vote “FOR” the election of William E. Rhodes, III, Mario Crovetto, R. Donald Elsey, Dr. Prabhavathi Fernandes and Oliver Schacht, Ph.D. to the Board. Directors are elected by a plurality of votes cast. Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board’s slate of nominees.

25

PROPOSAL NO. TWO – APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

The Company’s Certificate currently authorizes the Company to issue a total of 60,000,000 shares of capital stock, consisting of 50,000,000 shares of Common stock, and 10,000,000 shares of preferred stock. The Board is requesting stockholder approval of an amendment to the Certificate to increase the authorized number of shares of capital stock from 60,000,000 to 110,000,000 and shares of Common Stock from 50,000,000 shares to 100,000,000 shares (the “Certificate Amendment”). The Company is not seeking any change to the number of shares of authorized preferred stock.

If the stockholders approve the Certificate Amendment, the Company will file a Certificate of Amendment to the Certificate to amend and replace the first sentence of Article FOURTH, in its entirety, to read as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is 110,000,000 shares of capital stock, consisting of 100,000,000 shares designated as Common Stock, $0.01 par value per share, and 10,000,000 shares of Preferred Stock, $0.01 par value per share.”

Except for the first sentence of Article FOURTH, all of the remaining provisions in the Certificate of Incorporation will remain in full force and effect without change. This description is qualified by the full text of the Certificate Amendment that is attached as Appendix A to this Proxy Statement.

The additional Common Stock to be authorized by adoption of the Certificate Amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Certificate Amendment would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company’s Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. Though the increase in authorized Common Stock could make more difficult or discourage attempts to obtain control of the Company, thereby having an implicit anti-takeover effect, neither it nor the Board views this as an anti-takeover mechanism. The increase in authorized shares of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

Background of and Rationale for the Proposal

The Company has financed its operations primarily through public and private offerings of securities, debt financing, and revenue from product sales and license agreements. Until the Company can continually generate positive cash flow from operations, it will need to continue to fund its operations with the proceeds of offerings of the Company’s securities. The Company will need additional capital to further fund product development and the implementation of its business plan. The Company intends to cover future operating expenses through cash on hand, revenue derived from product sales, and through the issuance of additional Company securities. Depending on market conditions, the Company cannot be sure that additional financing will be available when needed or that, if available, financing will be obtained on terms favorable to the Company or its stockholders.

Over the past several years, the Company has utilized similar facilities to fund operations. During the year ended December 31, 2020, the Company raised net proceeds of approximately $25.1 million through the sale of 12,364,225 shares of Company common stock in public offerings and private placements and received approximately $8.7 from the exercise of 4,341,000 warrants. During the year ended December 31, 2019, the Company raised net proceeds of approximately $13.1 million through the sale of 5,150,000 shares of Company common stock in public offerings.

If the Certificate of Amendment is approved, the newly authorized shares would be unreserved and available for issuance upon the approval of the Board at such times, in such amounts, and upon such terms as the Board may determine. Although the Board has no present plans or proposals to issue the additional shares of common stock that would be authorized by the Certificate Amendment, the Company believes that the proposed increase in the number of authorized shares of common stock is desirable in order to enhance flexibility in taking possible future actions, such as raising additional equity capital to support the Company’s business plan and operations, stock-based acquisitions, equity compensation awards or other corporate purposes.

The proposed amendment will allow the Company to accomplish these objectives without further stockholder approval, unless such approval is expressly required by applicable law. By approving the increase now, in advance of any specific need or plans, the Company will be able to act in a timely manner when such a need arises or when the Board believes it is in the best interests of the Company and its stockholders to take action, without the delay and expense that would be required at that time to obtain stockholder approval of such an increase as a special meeting of stockholders.

26

If Company stockholders do not approve the Certificate Amendment, the Company may not be able to access the capital markets and raise the capital necessary to execute its business plan; attract, retain and motivate employees; or pursue other business opportunities integral to the Company’s growth and success.

The Board has approved the Certificate Amendment. If the Certificate Amendment is approved at the 2021 Annual Meeting, the Company intends to promptly file the Certificate of Amendment with the Secretary of State of the State of Delaware. The Certificate Amendment will then become effective upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

The affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of common stock of the Company present in person or represented by proxy and entitled to vote on the proposal will be required to approve the Certificate Amendment. Abstentions will be counted as present for the purposes of determining the presence of a quorum, but will have the same effect as an “against” vote on the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” Proposal No. Two.

27

PROPOSAL NO. THREE - RATIFICATION OF INDEPENDENT ACCOUNTING FIRM

Independent Registered Public Accounting Firm

On March 3, 2021 the Board unanimously approved the Audit Committee’s recommendation to appoint CohnReznick LLP, or CohnReznick, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and directed that the selection of CohnReznick be submitted to the stockholders for ratification at the Annual Meeting. Although the Company is not required to submit the selection of independent registered public accountants for stockholder approval, if the stockholders do not ratify this selection, the Audit Committee may reconsider its selection of CohnReznick. The Board considers CohnReznick to be well qualified to serve as the independent auditors for the Company; however, even if the selection is ratified, the Board may direct the appointment of a different independent registered public accounting firm at any time during the current or subsequent fiscal year if the Audit Committee and Board determine that the change would be in the Company’s best interests.

Representatives of CohnReznick are expected to attend the Annual Meeting and will be available to respond to appropriate questions and, if they desire, to make a statement.

Audit Fees

CohnReznick LLP has served as the independent registered public accounting firm of the Company since 2013. The following table presents the aggregate fees billed to the Company by CohnReznick for its audits of the Company’s consolidated annual financial statements and other services for the years ended December 31, 2020 and 2019.

	2020	2019
Audit Fees (1)	$586,627	$403,540
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$586,627	$403,540

(1)	Audit Fees consist of fees billed for professional services performed by CohnReznick for the audit of our consolidated annual financial statements for the years ended December 31, 2020 and 2019, the review of our quarterly financial statements on Form 10-Q, filing of Registration Statements on Forms S-1, S-3, S-4 and S-8, and associated Consent Letters and related services that are normally provided in connection with statutory and regulatory filings or engagements.

Policy on Audit Committee Pre-Approval

Our Audit Committee has a policy in place that requires its review and pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. The services requiring pre-approval by the audit committee may include audit services, audit-related services, tax services and other services. All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2020. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

Recommendation of the Board of Directors

The Board recommends that stockholders vote “FOR” the ratification of CohnReznick as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

28

PROPOSAL NO. FOUR - ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)

In July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) was enacted. Under the Dodd-Frank Act, the Company is providing the stockholders a vote to approve, on an advisory (nonbinding) basis, the compensation paid to our named executive officers in 2020 as disclosed in this Proxy Statement in accordance with the SEC’s rules.

This proposal, commonly known as a “say-on-pay” proposal, gives the stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific element of our executive compensation programs, but rather to address our overall approach to the compensation of our named executive officers as described in this Proxy Statement. The Board is asking the stockholders to indicate their support for our executive compensation program, as described in this Proxy Statement, by voting “For” the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers for 2020, as disclosed in the accompanying proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.

Advisory Nature of the Vote

Because this vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board. However, the Compensation Committee and the Board value the opinions of the stockholders and, to the extent there is any significant vote against the Company’s compensation practices for the named executive officers as disclosed in this proxy statement, the Board will consider this stockholders’ vote and the Compensation Committee will evaluate whether any actions are necessary to address the stockholders’ concerns when considering future executive compensation arrangements.

Recommendation of the Board of Directors

The Board recommends that stockholders vote “FOR” the Say on Pay proposal.

29

PROPOSAL NO. FIVE - ADVISORY VOTE ON THE FREQUENCY OF SAY ON PAY

The Dodd-Frank Act also requires us to provide the stockholders with an advisory vote on how frequently in the future the Company should seek an advisory vote approving the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules. In voting on this Proposal Five, stockholders may indicate whether they would prefer an advisory vote on named executive officers’ compensation once every one, two, or three years. If desired, as set forth in the attached proxy, a stockholder may abstain from voting on this Proposal Five.

The Board has considered the Dodd-Frank Act requirements for such “say-on-pay frequency” vote and has determined that an advisory vote on executive compensation that occurs every other year is the most appropriate alternative for the Company. The appropriate frequency of an advisory vote on executive compensation is the subject of diverging opinions and views, and the Board believes there is reasonable basis for each of the three options. Less frequency would encourage a more long-term, rather than short-term, analysis of our executive compensation programs and would avoid the burden that annual votes would impose on stockholders required to evaluate the executive compensation program each year. On the other hand, greater frequency provides stockholders the opportunity to react promptly to emerging trends in compensation and gives the Board and the Compensation Committee the opportunity to evaluate the compensation program each year in light of timely input from stockholders.

Advisory Nature of the Vote

Because this vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board. However, the Compensation Committee and the Board value the opinions of the stockholders and, to the extent there is any significant vote against the Company’s compensation practices for the named executive officers as disclosed in this proxy statement, the Board will consider this stockholders’ vote and the Compensation Committee will evaluate whether any actions are necessary to address the stockholders’ concerns when considering future executive compensation arrangements.

Recommendation of the Board of Directors

The alternative of “One Year”, “Two Years” or “Three Years” that receives the affirmative vote of the majority of shares present in person or by proxy and entitled to vote will be deemed the choice of the stockholders. If no one frequency selection alternative receives such majority vote, the alternative receiving the most votes will be deemed the choice of the stockholders. The Board recommends that stockholders vote for “TWO YEARS” in response to the Say on Pay frequency vote.

30

PROPOSAL NO. SIX - TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. TWO.

Background of and Rationale for the Proposal

The Board believes that if the number of shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve Proposal No. Two, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Amendment (the “Adjournment Proposal”).

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Certificate of Amendment.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares of our common stock will vote against the Certificate of Amendment, we could adjourn or postpone the Annual Meeting without a vote on the Certificate of Amendment and use the additional time to solicit the holders of those shares to change their vote in favor of the Certificate of Amendment.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve the Adjournment Proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” Proposal No. SIX.

31

ANNUAL REPORT TO STOCKHOLDERS

Included with this Proxy Statement is the Company’s 2020 Annual Report to Stockholders.

OTHER MATTERS

Management and the Board of the Company know of no matters to be brought before the Annual Meeting other than as set forth herein. However, if any such other matters properly are presented to the stockholders for action at the Annual Meeting and any adjournments or postponements thereof, it is the intention of the proxy named in the enclosed proxy card to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Notice of Internet Availability of Proxy Materials is being delivered to stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon the written or oral request of a stockholder, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy was delivered. Stockholders desiring to receive a separate copy now or in the future may contact us at our corporate offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850, or by telephone: (240) 813-1260.

Stockholders who share an address but are receiving multiple copies of the Notice of Internet Availability of Proxy Materials may contact us through our corporate offices at 9717 Key West Ave, Suite 100, Rockville, MD 20850, or by telephone: (240) 813-1260 to request that a single copy be delivered.

STOCKHOLDER PROPOSALS

Proposals from stockholders intended to be presented at the next annual meeting of stockholders should be addressed to OpGen, Inc., Attention:  Corporate Secretary, 9717 Key West Ave, Suite 100, Rockville, MD 20850.  We must receive the proposals by no earlier than 120 days and no later than 90 days prior to the first anniversary of the date on which this Proxy Statement was first made available to our stockholders in connection with this Annual Meeting, or no earlier than December 27, 2021 and no later than January 26, 2022. If we change the date of the next annual meeting by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for the next annual meeting and not later than 10 days following the announcement or public disclosure of such meeting date in order to be considered for inclusion in the proxy materials.  Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the proxy statement and proxy for next year’s annual meeting in accordance with applicable law.  It is suggested that stockholders forward such proposals by Certified Mail—Return Receipt Requested. Any nominations for director positions will be accepted in accordance with the procedures described in this Proxy Statement under the heading “Procedures for Nominating a Director Candidate.”

BY ORDER OF THE BOARD OF DIRECTORS

OF OPGEN, INC.

William E. Rhodes, Chairman of the Board of Directors

32

OPGEN, INC.

9717 Key West Ave, Suite 100

Rockville, MD 20850

ANNUAL MEETING OF STOCKHOLDERS – JUNE 9, 2021
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of OpGen, Inc. hereby constitutes and appoints Oliver Schacht, Ph.D. and Timothy C. Dec as attorneys and proxies, with full power of substitution, to appear, attend and vote all of the shares of common stock and/or standing in the name of the undersigned at the Annual Meeting of Stockholders to be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850 on June 9, 2021, beginning at 10:00 a.m., local time, and at any adjournment or adjournments thereof, upon the following:

Proposal One: To elect the following five persons as directors to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified:

	FOR	WITHHOLD
1. William E. Rhodes, III	☐	☐
2. Mario Crovetto	☐	☐
3. R. Donald Elsey	☐	☐
4. Prabhavathi Fernandes, Ph.D.	☐	☐
5. Oliver Schacht, Ph.D.	☐	☐

Proposal Two: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of capital stock from 60,000,000 to 110,000,000 and shares of common stock from 50,000,000 shares to 100,000,000 shares.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal Three: Ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal Four: Advisory vote on the approval of the compensation of the Company’s Named Executive Officers.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal Five: Advisory vote on the frequency of the advisory vote on the approval of the compensation of the Company’s Named Executive Officers.

☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

Proposal Six: Approval of an adjournment of the annual meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal Two.

☐ FOR ☐ AGAINST ☐ ABSTAIN

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE. THE ABOVE-NAMED ATTORNEYS AND PROXIES SHALL HAVE THE DISCRETION TO VOTE YOUR SHARES AS TO ANY ADDITIONAL MATTER PROPERLY PRESENTED AT THE ANNUAL MEETING.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable, and return the proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the president or other authorized officer. All co-owners and each joint owner must sign.

Please check if you intend to be present at the meeting: ☐

Date: ____ ___________________
Signature: ___________________
Signature: ________________
Title:_________________

Voting Instructions

You may vote your proxy in the following ways:

[_] Via Internet:

[_] Login to www.pstvote.com/opgen2021

[_] Enter your control number (12 digit number located below)

[_] Via Mail:

Philadelphia Stock Transfer, Inc.
2320 Haverford Rd., Suite 230
Ardmore, PA 19003

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on June 8, 2021.

Appendix A

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
OPGEN, INC.

OpGen, Inc., a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”);

DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: The name of the corporation (the “Corporation”) is: OpGen, Inc.

SECOND: The Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of Delaware on May 7, 2015 (the “Restated Certificate”), a Certificate of Correction of the Restated Certificate was filed with the office of the Secretary of State of Delaware on June 6, 2016 (the “Certificate of Correction”), a Certificate of Amendment of the Restated Certificate was filed with the office of the Secretary of State of Delaware on January 17, 2018 (the “2018 Amendment”), and a Certificate of Amendment of the Restated Certificate was filed with the office of the Secretary of State of Delaware on August 28, 2019 (the “2019 Amendment”, and together with the Restated Certificate, the Certificate of Correction and the 2018 Amendment, the “Charter”).

THIRD: The Charter is hereby amended as follows:

(a) Article FOURTH of the Charter is hereby amended by changing the first sentence so that it shall read as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is 110,000,000 shares of capital stock, consisting of 100,000,000 shares designated as Common Stock, $0.01 par value per share, and 10,000,000 shares of Preferred Stock, $0.01 par value per share.”

FOURTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall be deemed effective upon its filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment on this _____ day of ______________, 2021.

OPGEN, INC.

By: _____________________________

Name:

Title: